UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 18, 2009

Date of earliest event reported: December 16, 2009

Warner Chilcott Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	0-53772	98-0626948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 19 Ardee Business Park

Hale Street

Ardee, Co. Louth, Ireland

(Address of principal executive offices, including zip code)

+353 41 685 6983

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 16, 2009, certain subsidiaries of Warner Chilcott plc, including Warner Chilcott Holdings Company III, Limited (the “Parent Guarantor”), WC Luxco S.à r.l. (the “Luxco Borrower”), Warner Chilcott Corporation (the “US Borrower”), Warner Chilcott Company, LLC (the “PR Borrower” and together with the Luxco Borrower and the US Borrower, the “Borrowers”), entered into an amendment (“Amendment No. 1”) to the existing credit agreement dated as of October 30, 2009 (the “Credit Agreement”) among the Borrowers, a syndicate of lenders (the “Lenders”), Credit Suisse AG, Cayman Islands Branch (formerly “Credit Suisse, Cayman Islands Branch”), as administrative agent, Bank of America Securities LLC as syndication agent and JPMorgan Chase Bank, N.A. as documentation agent, pursuant to which the Credit Agreement has been amended to create a new tranche of term loans to be borrowed by the US Borrower in an aggregate principal amount of $350.0 million in order to finance, together with cash on hand, the repurchase or redemption of any and all of the issued and outstanding $380.0 million in aggregate principal amount of 8-3/4% senior subordinated notes due 2015 (the “Senior Subordinated Notes”) under the indenture dated as of January 18, 2005 (the “Indenture”), among the US Borrower, as issuer, Wells Fargo Bank, National Association, as Trustee and the guarantors of the Senior Subordinated Notes.

The foregoing description of Amendment No. 1 and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is attached hereto as Exhibit 99.1 and the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in or incorporated by reference into Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Amendment No. 1 to Credit Agreement, dated as of December 16, 2009, among Warner Chilcott Holdings Company III, Limited, WC Luxco S.à r.l., Warner Chilcott Corporation, Warner Chilcott Company, LLC, Credit Suisse AG, Cayman Islands Branch, as administrative agent and the lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/s/ Paul Herendeen
Name:	Paul Herendeen
Title:	Executive Vice President and Chief Financial Officer

Date: December 18, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment No. 1 to Credit Agreement, dated as of December 16, 2009, among Warner Chilcott Holdings Company III, Limited, WC Luxco S.à r.l., Warner Chilcott Corporation, Warner Chilcott Company, LLC, Credit Suisse AG, Cayman Islands Branch, as administrative agent and the lenders party thereto